Exhibit 10.26

CERTAIN INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT #2 TO LICENSE AGREEMENT

This AMENDMENT #2 TO LICENSE AGREEMENT (this “Amendment”) is made effective as of July 1, 2022 (“Amendment Effective Date”), by and between Pyxis Oncology, Inc., a Delaware corporation, having an address at 35 Cambridge Park Drive, Cambridge, Massachusetts 02140 (“Licensee”), and Biosion USA, Inc., a Delaware corporation, having an address at 1 Innovation Way, Suite 300, Newark, Delaware 19711 (“Licensor”). Licensee and Licensor may, from time-to-time, be individually referred to as a “Party” and collectively referred to as the “Parties”.

RECITALS

WHEREAS, the Parties entered into that certain License Agreement effective as of March 28, 2022 (the “Agreement”), pursuant to which Licensee obtained from the Licensor certain exclusive rights to exploit certain anti-Siglec-15 compounds in the Field in the Licensed Territory (each as defined in the Agreement);

WHEREAS, Section 2.7 of the Agreement requires the Parties to execute an amendment to the Agreement within [***] following the Effective Date setting forth terms and conditions for a right of first offer to be granted by each Party to the other Party to obtain an exclusive, sublicensable (through multiple tiers), transferable, and royalty-bearing license under the ROFO Product Technology Controlled by such Party or any of its Affiliates to Develop, Manufacture, and Commercialize each ROFO Compound and any corresponding ROFO Products in the Field within the other Party’s territory (i.e., the Licensed Territory for Licensee and the Retained Territory for Licensor); and

WHEREAS, the Parties hereto desire to amend the Agreement to more particularly set forth the terms of the ROFO as provided below.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which the Parties hereby acknowledge, the Parties, intending to be legally bound hereby, agree to the foregoing as follows:

1.
Definitions. Capitalized terms used herein which are not otherwise defined shall have the meanings ascribed to such terms in the Agreement.

2.
Amendment to Agreement. Section 2.7 of the Agreement is hereby deleted and replaced in its entirety with the following:

2.7
Right of First Offer. Each Party hereby grants to the other Party, for each ROFO Compound Controlled by such Party or any of its Affiliates, a right of first offer (each, a “ROFO”) to obtain on commercially reasonable terms an exclusive, sublicensable (through multiple tiers), transferable, and royalty-bearing license under the ROFO Product Technology Controlled by such Party or any of its Affiliates to Develop, Manufacture, and Commercialize such ROFO Compound and any corresponding ROFO Products in the Field within the other Party’s territory (i.e., the Licensed Territory for Licensee and the Retained Territory for Licensor) (each, a “ROFO License”), subject to the terms of this Section 2.7.

2.7.1
Beginning on the Amendment Effective Date and continuing during the Term, on a ROFO Compound-by-ROFO Compound basis, each Party (the “Granting Party”) shall notify the other Party (the “Offering Party”) in writing [***] before the estimated date of IND Readiness with respect to any ROFO Compound or any corresponding ROFO Products Controlled by such Party or any of its Affiliates. Within [***] after IND Readiness with respect to any ROFO Compound or any corresponding ROFO Products, the Granting Party shall deliver to the Offering Party a Data Package for such ROFO Compound and ROFO Products. As used herein, “IND Readiness” means, with respect to a particular ROFO Compound and any corresponding ROFO Products, such time when the Granting Party or its Affiliate has obtained possession of data, final drafts of all reports (except clinical protocols), and other information (including with respect to pre-clinical toxicology, cGLP and non-cGLP toxicology, and chemistry, manufacturing and controls (CMC)) that are necessary to support the filing of an IND with the FDA for such ROFO Compound and ROFO Products. “Data Package” means, with respect to a ROFO Compound and any corresponding ROFO Products, the following, to the extent available: (a) final drafts of all reports (except clinical protocols), including with respect to pre-clinical toxicology, cGLP, non-cGLP toxicology and CMC, expected to be included as part of an IND filing with the FDA for such ROFO Compound and ROFO Products; (b) a reasonably detailed analysis of the key data related to such ROFO Compound and ROFO Products; (c) the protein amino acid and nucleotide sequence information for such ROFO Compound and ROFO Products, as applicable; (d) a reasonably detailed summary of any other material research and development activities, or diligence and the findings thereof, conducted with respect to such ROFO Compound and ROFO Products; and (e) any Patent Rights and Regulatory Materials Controlled by the applicable Party or any of its Affiliates relating to such ROFO Compound and ROFO Products.

Following the Offering Party’s receipt of a Data Package with respect to any ROFO Compound and any corresponding ROFO Products, the Offering Party shall have [***] (each, a “ROFO Review Period”) to exercise its ROFO with respect to such ROFO Compound and ROFO Products by providing the Granting Party a bona fide written offer to obtain a ROFO License with respect to such ROFO Compound and ROFO Products (each, a “ROFO Offer”). Upon receipt of a ROFO Offer with respect to any ROFO Compound and any corresponding ROFO Products within the applicable ROFO Review Period, the Parties shall negotiate in good faith for a period of [***] (each, a “ROFO Negotiation Period,” and together with the applicable ROFO Review Period, each, a “ROFO Period”) regarding the ROFO License for such ROFO Compound and ROFO Products. During the ROFO Period for any ROFO Compound and any corresponding ROFO Products, the Offering Party may reasonably request the Granting Party to clarify any information contained in the applicable Data Package, or supplement the Data Package with additional information, data or results. Within [***] of receiving such request, the Granting Party shall use commercially reasonable efforts to provide such clarification, additional information, data or results to the extent then in existence and available to the Granting Party.

2.7.2
On a ROFO Compound-by-ROFO Compound basis, the Offering Party’s ROFO shall expire, and this Section 2.7 shall no longer apply with respect to such ROFO Compound and ROFO Products, upon the earlier of (a) if the Offering Party does not provide the ROFO Offer to the Granting Party within the applicable ROFO Review Period, the expiration of such ROFO Review Period, and (b) if the Offering Party provides the ROFO Offer to the Granting Party within the applicable ROFO Review Period and the Parties do not consummate or agree to consummate a definitive agreement for a ROFO License with respect to such ROFO Compound and ROFO Products within the applicable ROFO Negotiation Period, the expiration of such ROFO Negotiation Period (each, a “ROFO Expiration Date”).

2.7.3
Notwithstanding the foregoing, the obligations set forth in this Section 2.7 will not restrict the Granting Party or its Affiliates from entering into any agreement with any contract research organization, contract manufacturing organization, or other Third Party under which such Third Party performs contract services on behalf of the Granting Party or its Affiliates that would grant such Third Party a non-exclusive license to Develop or Manufacture a ROFO Compound or any corresponding ROFO Product in all or any portion of the other Party’s territory solely for the purpose of providing such services.

2.7.4
For purposes of clarity, unless otherwise agreed upon in writing between the Parties, (a) the Granting Party shall not be prohibited during the ROFO Period or any other time from engaging in negotiations with Third Parties,

(b) the Granting Party shall not be obligated to share with the Offering Party any details regarding offer(s) from any Third Party, (c) except as permitted by Section 2.7.4, the Granting Party shall not, and shall cause its Affiliates not to, directly or indirectly license, transfer, sell or otherwise grant to any Third Party any right to Develop, Manufacture, or Commercialize a ROFO Compound or any corresponding ROFO Product in the Field in the other Party’s territory without first complying with its obligations under this Section 2.7, and (d) upon expiration of the ROFO Negotiation Period with respect to any ROFO Compound and any corresponding ROFO Products, the Granting Party and its Affiliates shall not have any further obligation to the Offering Party with respect to such ROFO Compound and ROFO Products.

3.
Further Amendments to the Agreement. Schedule 1.121 of the Agreement is hereby amended to replace “License Agreement, dated as of March 28, 2022, between [***] and Biosion, Inc.” with “None.”

4.
Ratification of the Agreement. Except as expressly set forth in Section 2 above, the Agreement shall remain unmodified and in full force and effect. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Parties to the Agreement, nor constitute a waiver of any provision of the Agreement. In the event of a conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall control.

5.
Miscellaneous. This Amendment, together with the Agreement, constitutes the entire agreement and understanding between the Parties with respect to the subject matter hereof and supersedes all negotiations, representations, prior discussions and preliminary agreements between the Parties relating to the subject matter of this Amendment and the Agreement.

6.
Counterparts. This Amendment may be executed in two (2) or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. If any signature is delivered by email delivery of a “pdf” format data file, such signature will create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such “pdf” signature page were an original thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties intending to be bound have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date.

Pyxis Oncology, Inc.		Biosion USA, Inc.
By:	/s/ Pam Connealy	By:	/s/ Hugh Davis
Name:	Pam Connealy	Name:	Hugh Davis
Title:	CFO	Title:	President

Signature Page to Amendment #2 to License Agreement